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                                                                   EXHIBIT 24(c)

                          CONSENT OF DONALD S. HOWARD

        I hereby consent to the reference to me as a prospective director of SIGA Pharmaceucticals, Inc. under the heading "Directors, Executive Officers,Key Personnel and Consultants" in the Prospectus constituting part of this Registration Statement on Form SB-2.




/s/ DONALD S. HOWARD
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Donald S. Howard
Atlantic Highlands, New Jersey
August 5, 1997